SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 2, 2000


                         Tanner's Restaurant Group, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)



            Texas                     33-95796                 76-0406417
            -----                     --------                 ----------
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


         5500 Oakbrook Parkway, Suite 260, Norcross, Georgia     30093
         ---------------------------------------------------   ---------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 333-6389
                                 --------------
              (Registrant's Telephone Number, including Area Code)

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Item 1. Changes in Control of the Registrant

     Effective May 31, 2000, (closing date June 2, 2000), Tanners Restaurant Group, Inc. (the "Company," "we" or "us") purchased from DCI Telecommunications, Inc. ("DCI") all of the common stock of Fone.com, Ltd., a company organized under the laws of England and Wales ("Fone") in exchange for 40,000,000 shares of our common stock and our assumption of $3,453,652 of debt of DCI. DCI now owns 62.67% of the outstanding shares of our common stock.

     We intend to hold our annual meeting as soon as practicable in order to elect directors. One of our existing directors, Rollin M. Shouse, has informed management that he does not intend to stand for re-election as director. DCI has nominated Clifford Postelnik and Lawrence Shatsoff to become directors of the Company and has notified management of the Company of its intent to vote all of its shares in favor of their election.

Item 2. Acquisition or Disposition of Assets

     Effective May 31, 2000, (closing date June 2, 2000), we purchased from DCI all of the outstanding shares of Fone in exchange for 40,000,000 shares of the our common stock and our assumption of $3,453,652 of debt of DCI (the "Fone Transaction"). In addition, we agreed to file within 60 days of the close of the Fone Transaction a registration statement with the SEC covering the resale of those 40,000,000 shares Fone is involved in the business of reselling long distance and prepaid international telecommunications and internet services in the United Kingdom.

     On June 7, 2000, we received a net investment of $900,000 in exchange for 6% Secured Convertible Debentures ("Debentures"). We issued Debentures in an aggregate principal amount of $4,553,652, of which $4,353,652 were issued to Sherman, L.L.C. ("Sherman") and $200,000 were issued to Triton Private Equities Fund, L.P. ("Triton"). The Debentures issued to Triton were issued to refinance existing indebtedness owed to Triton. The Debentures issued to Sherman were issued in exchange for an investment of $900,000 by Sherman, the payment of $200,000 of our existing indebtedness by Sherman, and to refinance another $3,653,652 of existing indebtedness owed by us.

     The Debentures issued to Sherman and Triton entitle the holder to convert all or a portion of the Debentures into shares of our common stock, at a conversion price which is the lower of $.75 per share or a variable conversion price of seventy-five percent (75%) of the average of the five lowest closing prices of our stock during the twenty preceding trading days immediately prior to the date of conversion. In addition, the conversion price of our common stock is reduced by a further 10% discount if, before October 5, 2000, we sell our common stock without consent of each of the holders of the Debenture at a price that is lower than either the market price of our common stock on June 7, 2000 or $.75 per share. The maximum number of shares of our common stock into which the holder of the Debenture may convert is capped at 4.9% of the total number of outstanding shares of our common stock, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The holder of the Debenture may convert into additional shares of our common stock only to the extent that previously converted shares are sold in the open market, so that the amount beneficially owned by that holder never exceeds 4.9%. The Debentures are


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secured by all of the assets and property of the Company, including a pledge of all of the outstanding shares of Fone. In addition, we have agreed to file a registration statement with the SEC within 150 days of June 7, 2000 covering the resale of the common stock issuable upon conversion of the Debentures.

Item 7. Financial Statements and Exhibits

(a)       Financial Statements of Businesses Acquired

          The Company has determined that it is impracticable to provide with this Report on Form 8-K the required financial statements relating to the transaction as prescribed by Item 310 of Regulation S-B. The Company will file the required financial statements in an amendment to this Report on Form 8-K within 60 days of the date that this Report on Form 8-K is due.

(b)       Pro Forma Financial Statements

          The Company has determined that it is impracticable to provide with this Report on Form 8-K the required pro forma financial statements relating to the transaction as prescribed by Item 310 of Regulation S-B. The Company will file the required pro forma financial statements in an amendment to this Report on Form 8-K within 60 days of the date that this Report on Form 8-K is due.

(c)       Exhibits

          Exhibit No.     Description
          -----------     -----------

          2.1 Stock Purchase Agreement by and between Tanner's Restaurant Group, Inc. and DCI Telecommunications dated May 31, 2000.

          4.1 Form of Debenture (incorporated by reference to Annex I of Exhibit 10.1 of this Form 8-K).

          10.1 Securities Purchase Agreement by and among Tanner's Restaurant Group, Inc., Sherman L.L.C., and Triton Private Equities Fund, L.P. dated June 7, 2000.

          10.2 Security Interest and Pledge Provisions between Tanner's Restaurant Group, Inc. and Fone.com Limited (incorporated by reference to Annex VI of Exhibit 10.1 of this Form 8-K).

          10.3 Registration Rights Agreement by and among Tanner's Restaurant Group, Inc., Sherman L.L.C., and Triton Private Equities Fund, L.P. dated June 7, 2000 (incorporated by reference to Annex IV of Exhibit 10.1 of this Form 8-K).

          99.1            Press release dated June 16, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TANNER'S RESTAURANT GROUP, INC.


Dated:  June 19, 2000                  By:  /s/  Jose A. Auffant
                                            --------------------
                                            Jose A. Auffant
                                            Chief Executive Officer








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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

2.1 Stock Purchase Agreement by and between Tanner's Restaurant Group, Inc. and DCI Telecommunications dated May 31, 2000.

4.1           Form of Debenture (incorporated by reference to Annex I of
              Exhibit 10.1 of this Form 8-K).

10.1 Securities Purchase Agreement by and among Tanner's Restaurant Group, Inc., Sherman L.L.C., and Triton Private Equities Fund, L.P. dated June 7, 2000.

10.2 Security Interest and Pledge Provisions between Tanner's Restaurant Group, Inc. and Fone.com Limited (incorporated by reference to Annex VI of Exhibit 10.1 of this Form 8-K).

10.3 Registration Rights Agreement by and among Tanner's Restaurant Group, Inc., Sherman L.L.C., and Triton Private Equities Fund, L.P. dated June 7, 2000 (incorporated by reference to Annex IV of
              Exhibit 10.1 of this Form 8-K).

99.1          Press release dated June 16, 2000.